UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2004
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

GENERAL MOTORS ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Investor Presentation

Item 7.01 Regulation FD Disclosure

Investor presentation dated August 31, 2004, by Sanjiv Khattri, Executive Vice President and Chief Financial Officer, General Motors Acceptance Corporation (GMAC), filed as Exhibit 99, is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description	Method of Filing
99	Investor Presentation	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS ACCEPTANCE CORPORATION (Registrant)
Dated: August 31, 2004	/s/ SANJIV KHATTRI
Sanjiv Khattri
Executive Vice President, Chief Financial Officer and Director

Dated: August 31, 2004	/s/ LINDA K. ZUKAUCKAS
Linda K. Zukauckas
Controller and Principal Accounting Officer